Bank of America- Merrill Lynch
2009 Power & Gas Leaders
Conference
September 22, 2009
PG&E Corporation
This presentation is not complete without the accompanying statements made by management on September 22, 2009.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.

Utility Macro Trends
2009
Carbon
Constraints
Readiness for
Change
Technology

 We believe a low carbon economy is a certainty

 Energy Efficiency and Demand Response will play
 critical roles in filling future demand
3
Carbon Response
Utility tests technologies
that deliver above-code
savings
California Energy
Commission raises
building and appliance
codes and standards
Utility Rebates provide
incentives for tested
technologies leading to
mass-market adoption

0
500
1000
1500
2000
2500
3000
3500
4000
2002
2003
2004
2005
2006
2007
2008
Annual
Cumulative
3
3
2
4
13
3
6
8
12
25
# of Contracts
30
40
5
10
Contracting for Renewable Resources
MW
Geothermal
493
Wind
778
Bioenergy
129
Solar Thermal
1,230
3,515
Solar PV
777
%
MW
14
22
4
35
22
%
MWh
25
18
7
30
14
Solar/Biomass
107
35
30
Small Hydro
1
<1
<1

Opportunities for Renewable Energy
We believe higher RPS standards loom on the horizon
We see future opportunities in Renewable Energy

00000
000
I-210+
CL 200
240V
3W
PG&E
1003687856
SmartMeter

6

Opportunities in New Technology
• PG&E has the largest deployment of
 Advanced Metering Infrastructure (AMI) nationwide

• This technology will lead to enhanced capabilities for
 customers over time

• It is the first step toward the Smart Grid

California’s Future
• PG&E continues to focus on the safe and
 reliable delivery of energy
• We plan for the prudent management of
 customer rates
• We believe that this is the right time to
 invest in California’s future

Satisfied
Regulators
Rewarded
Shareholders
Delighted
Customers
OUR VISION
The leading utility
in the United
States
Virtuous Circle

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

 This presentation contains statements and assumptions about future growth opportunities and events that are forward-looking statements based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, floods, disease, other natural disasters, explosions, fires, accidents, mechanical breakdowns, disruption of information technology and computer systems, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of the Utility’s Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings that it has recognized from operating efficiencies that it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives that the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including the impact of future Federal Energy Regulatory Commission-ordered changes that will be incorporated into the new day-ahead, hour-ahead, and real-time wholesale electricity markets established by the California Independent System Operator to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements